GERMAN AMERICAN BANCORP, INC.

NEWS RELEASE

For additional information, contact:
Mark A Schroeder, Chief Executive Officer of German American Bancorp, Inc.
Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.
(812) 482-1314

OCTOBER 4, 2010	GERMAN AMERICAN BANCORP, INC., AND AMERICAN COMMUNITY BANCORP, INC., ANNOUNCE DEFINITIVE MERGER AGREEMENT

JASPER, INDIANA & EVANSVILLE, INDIANA – October 4, 2010 -- German American Bancorp, Inc. (NASDAQ: GABC) (“German American”) and American Community Bancorp, Inc. (OTCBB: ACBP.OB) (“American Community”), announced today that they have entered into a definitive agreement to merge American Community into German American.  Upon completion of the transaction, American Community’s subsidiary bank, Bank of Evansville, will be merged into German American’s similarly-named subsidiary bank, German American Bancorp.

Under terms of the definitive agreement, American Community common shareholders will receive 0.725 shares of German American common stock for each share of American Community in a tax free exchange, plus a cash payment of $2.00 per American Community share.

Based upon the closing price of German American’s common shares on October 4, 2010 ($16.70), the transaction has a present indicated value of approximately $14.11 per American Community common share.  This represents a premium of 41% over the closing price ($10.00) of American Community’s common shares on October 4, 2010. Because the value of this transaction to holders of American Community common shares as of any future date will in large part be a function of the then-current market price of German American’s common stock, the parties expect that the transaction value will vary over the period of time prior to and at closing in the same direction as the market price of German American’s common shares varies over that same time period.

Based on American Community’s number of common shares currently outstanding, German American expects to issue approximately 1,435,000 shares of its common stock, and pay approximately $3,960,000 cash, for all of the issued and outstanding common shares of American Community that are not now owned by German American.

On this basis, the basic transaction has an aggregate indicated value (valuing German American’s common shares at their October 4, 2010, NASDAQ closing price) of approximately $27.9 million.   The basic transaction value excludes the indicated value of the approximately 9.2% interest of German American in American Community’s outstanding stock and the cash payments to be made in cancellation of dilutive stock options and warrants.

GERMAN AMERICAN BANCORP, INC.

NEWS RELEASE

For additional information, contact:
Mark A Schroeder, Chief Executive Officer of German American Bancorp, Inc.
Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.
(812) 482-1314

The total indicated transaction value is estimated to be approximately $29.7 million.  This amount includes an estimated $1.8 million of cancellation payments to the holders of the dilutive options and warrants on the basis of German American’s October 4, 2010 closing price and the number of dilutive options and warrants outstanding on that date.

Mark A. Schroeder, Chairman and CEO of German American, stated, “American Community’s bank subsidiary, Bank of Evansville, has built a solid community banking organization over the ten years since it was founded by many of the same Evansville business leaders who currently remain on its Board of Directors. This transaction provides an excellent opportunity for German American to enhance its presence in the Evansville, Indiana market, which we entered in May 2010 through the purchase of two branches of another banking organization.  This merger positions German American with a total of five strategic offices in the Evansville market and increases our deposit market share in that market to number four.”

“We expect that this strategic, in-market opportunity will be accretive to German American’s earnings per share during the 12 months following completion of the transaction,” said Schroeder. “We have completed extensive on-site diligence, including review of American Community’s loan portfolio. German American’s pro forma capital ratios will continue to significantly exceed “well-capitalized” levels, enabling us to continue to take advantage of opportunities in the marketplace.”

Dr. Barney Maynard, Chairman of American Community, stated, “We are delighted to become a part of German American’s organization and believe the combination created by our two companies will enable us to better serve our customers through increased convenience as well as the addition of broader financial services. German American’s reputation, financial strength and capabilities will enhance our ability to meet the expanding needs of our customers. Our shareholders will be receiving shares of a strong, successful dividend-paying banking company, with greater market liquidity and trading volume than the market for our shares.  This would have not have been possible without the excellent work of all of our employees since the time of our founding, including our senior management team led by Mike Sutton, our President and CEO.”

The transaction is expected to be completed around the end of 2010 or in early 2011.  Completion of the transaction is subject to approval by regulatory authorities and American Community’s shareholders as well as certain other closing conditions.

GERMAN AMERICAN BANCORP, INC.

NEWS RELEASE

For additional information, contact:
Mark A Schroeder, Chief Executive Officer of German American Bancorp, Inc.
Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.
(812) 482-1314

German American was advised by the investment banking firm of Keefe, Bruyette & Woods, Inc., as well as the law firms of Ice Miller LLP and Mark Barnes Law PC.  American Community was advised by the investment banking firm of Stifel, Nicolaus & Company, Incorporated and the law firm of Lewis, Rice & Fingersh, L.C.

ADDITIONAL INFORMATION

German American will file a Registration Statement on Form S-4 that will include a proxy statement of American Community and a prospectus of German American and other relevant documents concerning the proposed merger with the Securities and Exchange Commission. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain a copy of the proxy statement/prospectus, as well as other filings containing information about German American, without charge, at the Securities and Exchange Commission’s website (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Terri A. Eckerle, Shareholder Relations, German American Bancorp, Inc., 711 Main Street, Box 810, Jasper, Indiana 47546, telephone 812-482-1314 or John Schenk, Chief Financial Officer, American Community Bancorp, Inc., 4424 Vogel Road, Evansville, Indiana, 47715, telephone 812-962-2265.

This communication does not constitute an offer of any securities for sale.

ABOUT AMERICAN COMMUNITY

American Community Bancorp, Inc., through its wholly owned subsidiary, Bank of Evansville, provides a full range of commercial and consumer banking services in the Evansville, Indiana, area, from three banking offices located on the east, west and north sides of the city.    At June 30, 2010, American Community reported total assets of approximately $312 million, total loans of approximately $246 million, and total deposits of approximately $269 million.

GERMAN AMERICAN BANCORP, INC.

NEWS RELEASE

For additional information, contact:
Mark A Schroeder, Chief Executive Officer of German American Bancorp, Inc.
Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.
(812) 482-1314

ABOUT GERMAN AMERICAN

German American Bancorp, Inc. is a financial services holding company that operates, through its principal banking subsidiary, 30 retail banking offices in 12 contiguous southern Indiana counties. German American also owns a trust, brokerage and financial planning subsidiary, as well as a full service property and casualty insurance agency. At June 30, 2010, German American reported total assets of approximately $1.3 billion, total loans of approximately $913 million, and total deposits of approximately $1.1 billion.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to the anticipated consummation of the merger transaction and the expected effects of the transaction, anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in German American’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

GERMAN AMERICAN BANCORP, INC.

NEWS RELEASE

For additional information, contact:
Mark A Schroeder, Chief Executive Officer of German American Bancorp, Inc.
Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.
(812) 482-1314

Risks that relate specifically to the proposed transaction that could cause actual results to differ materially from current expectations of management include, but are not limited to, the failure to obtain the required regulatory or shareholder approvals or failure of any of the other conditions which would result in the transaction not being completed, American Community's operations may not be integrated successfully into German American's operations or such integration may be more difficult, time-consuming or costly than expected, the expected revenue synergies and cost savings from the transaction may not be fully realized or realized within the expected timeframe, customer and employee relationships and business operations may be disrupted by the transaction, and the ability to complete the transaction on the expected timeframe may be more difficult, time-consuming or costly than expected. In addition, risks that relate to our businesses that could cause actual results to differ materially from current expectations of management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of mergers, new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

CONTACT:
German American Investor Contacts:  Mark A Schroeder, Chairman & CEO or Bradley M Rust, Executive Vice President/CFO  (812) 482-1314

Media Contact:  Mark A Schroeder, Chairman & CEO  (812) 482-1314

or

American Community Investor Contact:  Michael S Sutton, President & CEO or John M Schenk, CFO  (812) 962-2265